PROPERTY AND EQUIPMENT, NET (Tables)	9 Months Ended
Sep. 30, 2014
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment, net

	December 31,	September 30,
	2013	2014

Film projection equipment	27,166	27,852
Furniture and office equipment	1,954	2,155
Transportation equipment	853	841
Leasehold improvements	45,431	46,634
	75,404	77,482
Less: accumulated depreciation	(13,963)	(17,799)
	61,441	59,683
Construction in progress	2,238	8,547
Property and equipment, net	63,679	68,230